Exhibit 99.1

For Immediate Release

Clark Holdings Inc. Announces Resignation of
Interim President and Chief Operating Officer

Trenton, New Jersey, October 4, 2011 - Clark Holdings Inc. (“Clark”) (NYSE AMEX: GLA), a non-asset-based provider of mission-critical supply chain solutions, today announced the resignation of Christian Cook as interim President and Chief Operating Officer of Clark, effective at the close of business on September 30, 2011.  Mr. Cook, a director of AlixPartners, LLP, served in these positions during AlixPartners’ engagement by Clark which concluded on the same date.

About Clark

Over its 30-year history, Clark has built a position as the leading independent provider of value-added distribution, transportation management, and international air and ocean freight forwarding services to the print media and other industries.

Important Additional Information

On September 2, 2011, Clark announced that it had entered into a definitive merger agreement with an affiliate of The Gores Group, LLC under which such affiliate will acquire all of the outstanding equity of Clark. In connection with the proposed merger, Clark has prepared and filed a preliminary proxy statement, and will prepare and file a definitive proxy statement, with the SEC. When completed, the definitive proxy statement and a form of proxy will be mailed to the Clark’s stockholders. Before making any voting decision, Clark’s stockholders are urged to read the preliminary proxy statement or, if available, the definitive proxy statement regarding the proposed merger carefully and in its entirety because it will contain important information about the proposed merger. Clark’s stockholders may obtain, without charge, copies of the preliminary proxy statement, the definitive proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Clark’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement (when available) and other relevant documents by directing a request by mail to Clark Holdings Inc., Attention: Chief Executive Officer, 121 New York Avenue, Trenton, New Jersey 08638, or by telephone to (609) 396-1100.

Clark and its directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed merger.  Information regarding Clark’s directors and executive officers is available in Clark’s Form 10-K for the fiscal year ended January 1, 2011, which was filed with the SEC on April 14, 2011.  Clark’s stockholders may obtain additional information regarding the interests of such potential participants in the proposed merger, which may be different than those of the Clark’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations and beliefs of Clark and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. Any statements that are not statements of historical fact (such as statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered forward-looking statements.  Risk factors that may affect future results are contained in Clark’s filings with the Securities and Exchange Commission, which are available at the SEC’s website http://www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by Clark.  Clark expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change of expectations with regard thereto or to reflect any change in events, conditions or circumstances.

Contact

Greg Burns
Chief Executive Officer
Clark Holdings, Inc.
(646) 257-2622